STEVEN H. FELDERSTEIN, State Bar No. 056978
PAUL J. PASCUZZI, State Bar No. 148810
FELDERSTEIN FITZGERALD
WILLOUGHBY & PASCUZZI LLP
400 Capitol Mall, Suite 1450
Sacramento, Ca 95814
Telephone: (916) 329-7400
Facsimile: (916) 329-7435

Attorneys For Consolidated Debtor

UNITED STATES DISTRICT COURT

EASTERN DISTRICT OF CALIFORNIA

SACRAMENTO DIVISION

In Re: LARGE SCALE BIOLOGY CORPORATION, et al., Consolidated Debtor. Tax ID #77-0154648	CASE NO. 06-20046-A-11 Jointly Administered Chapter 11 DCN: FWP-42 Date: August 20, 2007 Time: 9:00 a.m. Crtrm: 28

MOTION TO APPROVE SALE OF MASS SPECTROMETER FREE
AND CLEAR OF INTERESTS SUBJECT TO OVERBIDS

Large Scale Biology Corporation, et al. (“LSBC” or the “Consolidated Debtor”), files this motion (the “Motion”) to approve the sale of a Perkin-Elmer prOTOF 2000 MALDI-TOF (the “Mass Spectrometer”) free and clear of liens and interests to Integrated Biomolecule Corporation for $35,000 subject to overbids.  In support of this Motion, LSBC respectfully represents:

JURISDICTION

1.           The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 1334 and 157.  This matter concerns the administration of the bankruptcy estates herein, and accordingly, this is a core proceeding pursuant to 28 U.S.C. §§ 157(b)(2)(A), (N) and (O).  Venue is proper pursuant to 28 U.S.C. §§ 1408 and 1409.  The statutory basis for relief is 11 U.S.C. §§ 105 and 363.  Federal Rules of Bankruptcy Procedure 2002, 6004 and 9014 are applicable to this proceeding.

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS

2.           LSBC filed its bankruptcy petition on January 9, 2006. LSBC’s case is jointly administered with the cases of its two subsidiaries, Large Scale Bioprocessing, Inc., and Predictive Diagnostics, Inc., pursuant to order of the Court.  The Debtors’ First Amended Joint Plan of Liquidation, as modified, was confirmed by order of this Court entered October 12, 2006, and went effective on October 23, 2006 (the “Plan”).  The Plan provides in section 6.3 that transactions outside the ordinary course of business shall be approved by the Court, except transactions that have a net effect of less than $25,000.  Because this transaction has a net effect of more than $25,000, the Consolidated Debtor files this Motion for Court approval.

RELIEF REQUESTED

3.           The Consolidated Debtor respectfully requests the Court to enter an order:

a.           Authorizing the Consolidated Debtor to sell the Mass Spectrometer to Integrated Biomolecule Corporation for $35,000;

b.           Authorizing the sale to be “as is,” “where is,” free and clear of liens, claims, encumbrances and other interests of any party who was served with the notice of this Motion;

c.           Considering any overbids presented at the hearing on this Motion;

d.           Approving the payment of $5,000 as a breakup fee as the reasonable expenses incurred by Integrated Biomolecule Corporation if it is not the highest bidder at the sale; and

e.           For such other and further relief as is just and appropriate in the circumstances of this case.

BACKGROUND FACTS SPECIFIC TO MOTION

4.           LSBC is a biotechnology company, founded in 1987 to use new methods of genetic engineering to produce pharmaceutical proteins and vaccines at a lower cost than is possible with traditional manufacturing methods.

5.           LSBC’s confirmed Plan provides for the liquidation of all of the assets of the estates.

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS

6.           Integrated Biomolecule Corporation is the proposed buyer.  Earl L. White is now an employee of Integrated Biomolecule Corporation.  Mr. White is a former employee of LSBC.  Mr. White was Vice President of Advanced Analytical Science of LSBC.

7.           In December 2006, a broker was hired to attempt to sell the Mass Spectrometer, but no offers have been received to purchase the item except for Integrated Biomolecule Corporation’s offer.  The Mass Spectrometer does not work properly and may require a new laser to get it in working order.  The Consolidated Debtor will continue to look for overbidders for this item.

8.           The Consolidated Debtor is not aware of any liens, claims, or encumbrances on the Mass Spectrometer.  As stated above, the Consolidated Debtor requests the Court to approve the sale of the Mass Spectrometer to be “as is,” “where is,” free and clear of all liens and encumbrances of any party who was served with the notice of this Motion pursuant to sections 363(f)(1), (3), (4) and (5).  The Consolidated Debtor requests that the Court authorize the sale free and clear of any claim of the broker, since this sale was not procured by the broker and no commission is payable.

OVERBID PROCEDURES

9.           If any party desires to make an overbid on the Mass Spectrometer, they must comply with the overbid procedures set forth herein, subject to any further Court order.

10.           Overbids must be received by the Plan Administrator and Counsel by 3:00 p.m. on Friday, August 17, 2007.1  In addition, any party seeking to make an overbid must be present at the hearing on this Motion.  The bid must be accompanied by a $5,000 deposit (by cashier’s check or wire transfer), which shall be refundable if the party is not the winning bidder.  The bidder must show its ability to pay the purchase price to the satisfaction of the Plan Administrator and the Court including but not limited to showing available cash to pay the purchase price.

1           Counsel for LSBC is Paul J. Pascuzzi of Felderstein Fitzgerald Willoughby & Pascuzzi LLP, 400 Capitol Mall, Suite 1450, Sacramento, CA 95814, Phone:  (916) 329-7400, Fax: (916) 329-7435, ppascuzzi@ffwplaw.com.  The Plan Administrator is Randy Sugarman, Sugarman & Company LLP, 44 Montgomery Street, Suite 1310, San Francisco, CA 94104, Phone: (415) 395-7501, Fax (415) 658-2858, rsugarman@sugarman-company.com.

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS

11.           The minimum initial overbid must be at least $40,000 ($5,000 more than the Purchase Price).

12.           The Deposit by the winning bidder shall become non-refundable upon Court approval of the party as the winning bidder.

13.           The Consolidated Debtor has agreed to a payment of $5,000 as a breakup fee as the reasonable expenses incurred by Integrated Biomolecule Corporation if it is not the highest bidder at the sale.

DISCUSSION

14.           Section 363(b) of the Bankruptcy Code empowers a trustee to “.use, sell, or lease... other than in the ordinary course of business, property of the estate.”  11 U.S.C. § 363(b).  In considering a proposed use or sale, courts look at whether the sale is in the best interests of the estate based on the facts and the history of the case.  In re American West Airlines, 166 B.R. 908, 912 (Bankr. D. Ariz. 1994) (citing In re Lionel Corp., 722 F.2d 1063, 1071 (2d Cir. 1983)).  This requires an examination of the “business justification” for the proposed sale.  In re 240 North Brand Partners, Ltd., 200 B.R. 653 (9th Cir. BAP 1996); In re Wilde Horse Enterprises, Inc., 136 B.R. 830 (Bankr. C.D. Cal. 1991); In re Ernst Home Center, Inc., 209 B.R. 974 (Bankr. W.D. Wash. 1997).  The Trustee has “broad power” under section 363 to use or sell property of an estate, and “the manner of sale is within the discretion of the Trustee.”  In re The Canyon Partnership, 55 B.R. 520, 524 (Bankr. S.D. Cal. 1985).

15.           LSBC believes that selling the Mass Spectrometer to Integrated Biomolecule Corporation for $35,000 is in the best interests of the estate, its creditors and shareholders, and that there is a good business justification the sale.  These funds will assist LSBC in meeting its obligations under the proposed Plan to pay all administrative, priority and convenience class claims due shortly after confirmation under the proposed Plan.

16.           LSBC has not received any inquiries for the larger packages of its assets that involve or were dependent upon the existence or ownership of the Mass Spectrometer.  The Mass Spectrometer is not being used for any of LSBC’s ongoing purposes.  Thus, the sale of the Mass Spectrometer will not adversely affect the ability of LSBC to liquidate any of its other assets or the price obtainable from those assets.

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS

17.           The sale price has been investigated by the Plan Administrator as reasonable value for what is being purchased as a package.  In December 2006, Atlantic Lab Equipment, LLC was employed as the broker to attempt to sell the Mass Spectrometer.  See the Remarketing Agreement attached as Exhibit 1 to the Exhibit Document filed herewith.  Atlantic Lab informed the Consolidated Debtor that it informed over 22,000 scientists that the Mass Spectrometer was for sale.  The Remarketing Agreement was terminated by the Consolidated Debtor.  See Declaration of Randy Sugarman filed herewith.  Since listing it with the broker, no offers have been received to purchase the item except for Integrated Biomolecule Corporation’s offer.  The Mass Spectrometer does not work properly and may require a new laser to get it in working order.  In sum, no other offers have been received, despite attempts to solicit offers.

18.           LSBC requests the Court to waive the 10 day stay of the Sale Order under Interim Federal Rule of Bankruptcy Procedure 6004(h) in order to allow the consummation of the sale as soon as possible.  The Consolidated Debtor is attempting to reduce its space requirements for its premises, so having the Mass Spectrometer out of the premises as soon as possible will assist in this attempt.

19.           This Motion is supported by the Declaration of Randy Sugarman and the Exhibit Document filed herewith.

WHEREFORE, the Consolidated Debtor respectfully requests this Court to enter an order as follows:

1.           Approving the Consolidated Debtor’s sale of the Mass Spectrometer to Earl L. White, or nominee, for $35,000 or to the highest bidder free and clear of liens, claims, encumbrances or other interests of any party served with notice of this Motion;

2.           Considering any overbids presented at the hearing on this Motion;

3.           Approving the payment of $5,000 as a breakup fee as the reasonable expenses incurred by Integrated Biomolecule Corporation if it is not the highest bidder at the sale;

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS

4.           Waiving the 10 day stay of the Sale Order pursuant to Interim Federal Rule of Bankruptcy Procedure 6004(h); and

5.           For such other and further relief as is just and appropriate in the circumstances of this case.

Dated: July 20, 2007	FELDERSTEIN FITZGERALD WILLOUGHBY & PASCUZZI LLP

	By:	/S/ Paul J. Pascuzzi
PAUL J. PASCUZZI
Attorneys for Consolidated Debtor

MOTION TO APPROVE SALE OF MASS
SPECTROMETER FREE AND CLEAR OF INTERESTS